UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

ADAPTIVE BIOTECHNOLOGIES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38957	27-0907024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1665 Eastlake Avenue East, Suite 200, Seattle, Washington	98102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 659-0067

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 15, 2026, Adaptive Biotechnologies Corporation (the “Company”) issued a press release announcing that it intends to offer, subject to market conditions and other factors, $250 million in aggregate principal amount of convertible senior notes due 2031 (the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Offering”). The Company expects to grant a 13-day option to the initial purchasers of the Notes to purchase up to an additional $37.5 million aggregate principal amount of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also on June 15, 2026, the Company issued a second press release announcing its intention to pursue a separation of its Minimal Residual Disease (MRD) and Immune Medicine businesses (the “Business Separation”). A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

In addition to the press release relating to the Business Separation and in connection with the Offering, the Company is issuing a statement providing additional information relating to the Business Separation, which is attached as Exhibit 99.3 and incorporated herein by reference.

Neither this Current Report on Form 8-K nor the press releases or additional information incorporated herein constitutes an offer to sell, or the solicitation of an offer to buy, the Notes or the shares of the Company’s common stock, if any, issuable upon conversion of the Notes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 15, 2026 (Notes Offering)

99.2	Press Release dated June 15, 2026 (Business Separation)

99.3	Company Statement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Adaptive Biotechnologies Corporation

Date: June 15, 2026	By:	/s/ Kyle Piskel
Kyle Piskel
Chief Financial Officer